UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2013

MEADWESTVACO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia	23219-0501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 444-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

On October 28, 2013, MeadWestvaco Corporation (“MWV”) issued a press release announcing the execution of the Master Purchase and Sale Agreement, dated as of October 28, 2013, by and among MWV, MWV Community Development and Land Management, LLC, MWV Community Development, Inc., Plum Creek Timberlands, L.P., Plum Creek Marketing, Inc., Plum Creek Land Company, Highland Mineral Resources, LLC and Plum Creek Timber Company, Inc.  A copy of the press release is attached hereto as Exhibit 99.1.

The information is being furnished under Item 7.01 “Regulation FD Disclosure” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of MeadWestvaco Corporation, dated October 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

Date: October 28, 2013
By: /s/ John J. Carrara
Name: John J. Carrara Title: Assistant Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of MeadWestvaco Corporation, dated October 28, 2013.